Exhibit 10.5

COLLATERAL ASSIGNMENT OF AGREEMENTS,

PERMITS AND CONTRACTS

THIS COLLATERAL ASSIGNMENT OF AGREEMENTS, PERMITS AND CONTRACTS (this “Assignment”) is made as of the 21st day of October, 2011, by TNP SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company having an address at c/o Thompson National Properties, LLC, 1900 Main Street, Suite 700, Irvine, CA 92614 (“Borrower”), in favor of TL DOF III HOLDING CORPORATION, a Delaware corporation, having an address at c/o Torchlight Investors, 230 Park Avenue, New York, New York 10169 (together with its successors and/or assigns, “Lender”).

RECITALS:

A. Borrower is the owner of fee title to the land and improvements known as _ Constitution Trail Shopping Center, Normal, Illinois, which land and improvements are more particularly described in the Security Instrument (the “Property”).

B. Lender is the current holder of a first lien mortgage loan in respect of the Property in the original principal amount of Fifteen Million Five Hundred Forty-Three Thousand Six Hundred Ninety-Six and 00/100 (15,543,696.00) (the “Loan”). The Loan is evidenced by a note in the stated principal amount of Fifteen Million Five Hundred Forty-Three Thousand Six Hundred Ninety-Six and 00/100 (15,543,696.00) (the “Note”) by Borrower in favor of Lender and secured by, inter alia, that certain Mortgage, Security Agreement and Assignment of Leases and Rents made by Borrower in favor of Lender (the “Security Instrument”). The Note, the Mortgage and the other documents executed in connection therewith are referred to herein collectively as the “Loan Documents”.

C. Lender requires, as additional security for the payment of the Loan and the observance and performance by Borrower of the terms, covenants and conditions of the Note, the Mortgage and the other Loan Documents on the part of Borrower to be observed and performed, that Borrower assign to Lender all of Borrower’s right, title and interest in and to all permits, license agreements, construction agreements, operating contracts, licenses (including liquor licenses, to the extent assignable by Borrower), franchise agreements and all management, service, supply and maintenance contracts and agreements, and any other agreements, permits or contracts of any nature whatsoever now or hereafter obtained or entered into by Borrower with respect to the ownership, operation, maintenance and administration of the Property (collectively, the “Agreements”).

AGREEMENT:

For good and valuable consideration, the parties hereto agree as follows:

1. Assignment of the Agreements. As additional collateral security for the Loan and the observance and performance by Borrower of the terms, covenants and conditions of the Note, the Mortgage and the other Loan Documents on the part of Borrower to be observed or performed, Borrower hereby transfers, sets over and assigns to Lender all of Borrower’s right, title and interest in and to the Agreements.

2. Borrower’s Covenants. Borrower hereby covenants to Lender that during the term of this Assignment: (a) Borrower shall fulfill and perform each and every term, covenant and provision of the Agreements to be fulfilled or performed by Borrower thereunder, if any, (b) Borrower shall, in the manner provided for in this Assignment, give prompt notice to Lender of any notice received by Borrower under any of the Agreements, together with a complete copy of any such notice, (c) Borrower shall enforce, short of termination thereof, the performance and observance of each and every term, covenant and provision of the Agreements to be performed or observed, if any, and (d) Borrower shall not terminate or amend any of the terms or provisions of any of the Agreements, except as may be permitted pursuant to the terms of the Agreements and done in the ordinary course of business, without the prior written consent of Lender, which consent may be reasonably withheld by Lender. In the event Borrower has terminated an Agreement, Borrower agrees to enter into another Agreement containing terms and conditions no less favorable to Borrower than the terminated Agreement. Borrower shall notify Lender in the event Borrower has terminated an Agreement.

3. Governing Law. This Assignment shall be governed by and construed under the laws of the state in which the Property is located without application of choice of law rules. Any State or Federal court of the State of Illinois and any State or Federal court of the Southern District of New York of competent jurisdiction shall have jurisdiction in any action, suit or other proceeding instituted to enforce the Note, the Mortgage, and this Assignment. Borrower hereby waives (a) any objections to the jurisdiction of such courts, (b) any objections to venue and (c) its right to a trial by jury in any action, proceeding or counterclaim brought by Lender.

4. Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed to be received by the addressee on the third day following the day such notice is deposited with the United States Postal Service first class certified mail, return receipt requested, addressed to the address, as set forth below, of the party to whom such notice is to be given, or to such other addressee as either party shall in like manner designate in writing. The addresses of the parties hereto are as follows:

If to Borrower:

TNP SRT Constitution Trail, LLC

c/o Thompson National Properties, LLC

1900 Main Street, Suite 700,

Irvine, CA 92614

Attention: Christopher Lal, Esq., General Counsel

Facsimile: (949) 252-0212

With a copy to:

Hirschler Fleischer

The Edgeworth Building

2100 East Cary Street

Richmond, VA 23223

Attention: Thomas G. Voekler, Esq.

Facsimile: (804) 644-0957

If to Lender:

TL DOF III Holding Corporation

c/o Torchlight Investors

230 Park Avenue

New York, NY 10169

Attention: Steve Schwartz

Facsimile: (212) 883-2955

With a copy to:

TL DOF III Holding Corporation

c/o Torchlight Investors

230 Park Avenue

New York, NY 10169

Attention: Abbey Kosakowski, Esq.

Facsimile: (212) 883-2888

And a copy to:

Herrick, Feinstein LLP

2 Park Avenue

New York, NY 10016

Attention: Dennis M. Sughrue, Esq.

Facsimile: (212) 545-3437

5. No Oral Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

6. Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

7. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

8. Headings, etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

9. Duplicate Originals; Counterparts. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single instrument. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

10. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

11. Miscellaneous. (a) Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b) Wherever pursuant to this Assignment it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether to retained firms, the reimbursement for the expenses of in-house staff or otherwise.

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IN WITNESS WHEREOF, the undersigned has executed this Assignment as of the date and year first written above.

BORROWER:
TNP SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company
By:	TNP Strategic Retail Operating Partnership, L.P., a Delaware limited partnership, its Sole Member
	By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partners

		By:	/s/ James Wolford
Name: James Wolford
Title: CFO